UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.       )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

Innovaro, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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INNOVARO, INC.

2109 Palm Avenue

Tampa, Florida 33605

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on June 7, 2013, at 9:00 a.m., local time, at Innovaro, Inc., 2109 East Palm Ave., Tampa, Florida 33605. The notice of annual meeting and proxy statement following this letter describe the matters to be acted on at the meeting.

All stockholders are encouraged to vote your shares using the internet or the telephone by following the instructions in your Internet Availability Notice or your proxy card, or if you requested a paper copy of this proxy statement, you may vote your shares by signing and returning the proxy card you receive with those papers.

We look forward to seeing you, and would like to take this opportunity to remind you that your vote is very important.

Sincerely,

/s/ Asa Lanum
Asa Lanum
Chairman of the Board and
Chief Executive Officer

Tampa, Florida

April 25, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 7, 2013.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2012 are available on the Internet at www.innovaro.com under the “SEC Filings” tab in the Public Relations section of our web site.

The Company is pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement. The Company believes these rules allow it to provide you with the information you need while lowering the cost of delivery and reducing the environmental impact of the Annual Meeting. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Internet Availability Notice.

On or about April 25, 2013, we will mail a Notice of Internet Availability of Proxy Materials to our shareowners who have not previously requested electronic access to our proxy materials or the receipt of paper proxy materials advising them that they can access this proxy statement, the 2013 annual report and voting instructions over the internet. You may then access these materials and vote your shares over the internet or by telephone. The notice contains a 15-digit control number that you will need to vote your shares over the internet or by telephone. The instructions on how to vote your shares are contained in the notice. Please keep the notice for your reference through the meeting date.

INNOVARO, INC.

2109 Palm Avenue

Tampa, Florida 33605

(813) 754-4330

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Innovaro, Inc.:

The 2013 Annual Meeting of Stockholders of Innovaro, Inc. (the “Company” or “Innovaro”) will be held at Innovaro, Inc., 2109 East Palm Ave., Tampa, Florida 33605 on June 7, 2013, at 9:00 a.m., local time, for the following purposes:

1.	To elect four (4) directors of the Company who will serve for one (1) year, or until their successors are elected and qualified;

2.	To ratify the selection of Warren Averett LLC (formerly Pender Newkirk & Company LLP) to serve as the registered independent public accounting firm for the Company for the year ending December 31, 2013;

3.	Non-binding advisory vote on the compensation of the Company’s named executive officers;

4.	Non-binding advisory vote on the frequency of future shareholder advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the meeting.

You have the right to receive notice and to vote at the annual meeting if you were a stockholder of record at the close of business on April 12, 2013. Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

/s/ CAROLE R. WRIGHT
CAROLE R. WRIGHT
Corporate Secretary

Tampa, Florida

April 25, 2013

We urge each stockholder to vote your shares using the internet or the telephone by following the instructions in your Internet Availability Notice or your proxy card, or if you requested a paper copy of this proxy statement, you may vote your shares by signing and returning the proxy card you receive with those papers.

INNOVARO, INC.

2109 Palm Avenue

Tampa, Florida 33605

PROXY STATEMENT

For the Annual Meeting of Stockholders to be Held on June 7, 2013.

GENERAL INFORMATION ABOUT INNOVARO’S ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Innovaro, Inc. (the “Company” or “Innovaro”) of proxies to be voted at the Company’s 2013 Annual Meeting of Stockholders (the “Meeting”) and at any adjournment or postponed annual meeting. You are cordially invited to attend the annual meeting to be held on Friday, June 7, 2013, at 9:00 a.m., local time, at Innovaro, Inc., 2109 East Palm Ave., Tampa, Florida 33605.

Stockholders Entitled to Vote

The record date for the annual meeting is April 12, 2013. Only stockholders of record as of the close of business on that date are entitled to notice of and to vote at the annual meeting. On April 12, 2013, there were 16,240,952 shares of common stock outstanding. The approximate date on which we are first sending this proxy statement and accompanying proxy card is April 25, 2013.

Required Vote

The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock, issued and outstanding as of April 12, 2013, will constitute a quorum. As of April 12, 2013, there were 16,240,952 shares of the Company’s common stock outstanding. Therefore, the presence of the holders of the Company’s common stock representing at least 8,120,477 votes will be required to establish a quorum. Abstentions and broker non-votes are included in determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

Election of Directors.  The affirmative vote of a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required to elect the four (4) nominees as directors. This means that each of the four (4) nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote. Votes that are withheld or broker non-votes will have no effect on the outcome of the vote on this proposal.

Ratification of selection of Independent Registered Public Accounting Firm. The affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote at the Meeting is required for the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2013. Therefore, an abstention from voting on this proposal will have the effect of a negative vote with respect to such proposal.

Advisory Vote on Executive Compensation.     The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy is required for the approval of the resolution in this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item. Even though your vote is advisory and therefore not binding on us, the Compensation Committee of our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensate

Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers.     The period (every one year, two years or three years) receiving the greatest number of votes as set forth in this proposal will be deemed the choice of the frequency for the advisory vote on the compensation of our named executive officers that has been selected by our stockholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on us, our Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Annual Meeting to be held on June 7, 2013.

Our Proxy Statement and Annual Report on Form 10-K, as well as any amendments to the foregoing materials that are required to be furnished to shareholders are available at www.proxyvote.com for brokers and street holders and www.edocumentview.com/INNI for registered holders

PROXIES AND VOTING PROCEDURES

Your vote is important and you are encouraged to vote your shares promptly.

How Proxies are Voted

Voting on the Internet.     You may vote electronically before the Annual Meeting online by following the instructions in the Internet Availability Notice.

Voting by Telephone.     You may vote before the Annual Meeting by following the instructions in the Internet Availability Notice or on the proxy card, if you have requested paper copy of the proxy materials.

Voting By Mail.     If you do not want to vote electronically before the annual meeting you may request printed copies of the proxy materials by following the instructions on the Internet Availability Notice and then may vote by completing and returning the proxy card in the envelope provided with those materials, before the annual meeting.

Voting In Person.     You may vote in person by attending the annual meeting and voting your shares. If you are a beneficial owner of shares held in a street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

Method and Cost of Proxy Solicitation

The expense of preparing, printing and mailing this proxy statement is being paid for by the Company. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

Voting and Revocation of Proxies

If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company’s Corporate Secretary, by a later-dated proxy signed and returned by mail or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

CORPORATE GOVERNANCE

The Company’s business and affairs are managed under the direction of the Board of Directors of the Company. The Board of Directors elects the Company’s officers, who serve at the discretion of the Board of Directors.

Director Independence

The Board of Directors has adopted the director independence standards of The NYSE MKT. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the company, either directly or indirectly. Based upon this review, our Board of Directors has determined that Mr. Berset and Mr. Radcliffe “independent directors” as defined by The NYSE MKT and has no material relationship with us, except as a director and/or stockholder.

Nominations for Directors

Identifying Candidates

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue their service or if the Nominating and Corporate Governance Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Qualifications

The Nominating and Corporate Governance Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Nominating and Corporate Governance Committee also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors. The Nominating and Corporate Governance Committee will only consider as candidates for director individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our stockholders. Such candidates must be able to make a significant contribution to the governance of our Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of our Company, and the disciplines represented by incumbent directors. In evaluating candidates for nomination as a director, the Governance Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a director. One or more of our directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating and Corporate Governance Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above.

Stockholder Recommendation of Nominees

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination to our Board of Directors by writing to: Nominating and Corporate Governance Committee of the Board of Directors, Innovaro, Inc., 2109 Palm Avenue, Tampa. Florida 33605. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, or the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

Board of Directors, Committee and Director Evaluations

The Nominating and Corporate Governance Committee oversees the evaluation of the Board of Directors as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the Board of Directors. The evaluation process occurs annually.

The Board of Directors Leadership Structure

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors as the Board of Directors believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the experience of the members of the Board of Directors. After considering these factors, the Board of Directors has determined at this time that the Company’s Chairman should be the Chief Executive Officer.

The Board of Directors Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the Board of Directors. The oversight responsibility of the Board of Directors and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment and management of critical risks and management’s risk mitigation strategies.

These areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal, regulatory, compliance, health, safety and environment, and reputational risks. The Board of Directors and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Each Committee is in regular communication with key management personnel and representatives of outside advisors.

Board of Directors/Committee	Primary Areas of Risk Oversight
Board of Directors

Strategic, financial and execution risks and exposures associated with the annual operating and long-term strategic plan (including matters affecting capital allocation); major litigation and regulatory exposures and other current matters that may present material risk to the Company’s operations, plans, prospects or reputation; acquisitions and divestitures; and senior management succession planning.

Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, and disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

Nominating and Corporate Governance	Risks and exposures in programs and policies relating to legal compliance; health, safety, and environment; ethics; corporate governance; and director and officer succession planning.

Compensation Committee	Risks and exposures associated with incentive compensation programs and policies.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if stockholders feel their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to an individual director(s) or to the Company’s Board of Directors, c/o Corporate Secretary, Innovaro, Inc., 2109 Palm Avenue, Tampa, Florida 33605. All stockholder communications received by the Company’s Corporate Secretary in this manner will be delivered to the individual director(s) or to the Company’s Board of Directors.

The Chairman of the Board of Directors, Asa Lanum, is not an independent director and has been designated by the Board of Directors. If interested parties wish to make a concern known to the independent directors, they may do so in a writing addressed to the Independent Directors, Innovaro, Inc., 2109 Palm Avenue, Tampa, Florida 33605.

Code of Business Conduct and Ethics

The Company’s Code of Business Conduct and Ethics, which is the Company’s code of ethics applicable to all directors, executive officers and employees, embodies the Company’s principles and practices relating to the ethical conduct of the Company’s business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company’s business. The Code of

Business Conduct and Ethics is available on the Company’s website at www.innovaro.com. The Code of Business Conduct and Ethics is also available in print to any stockholder or other interested party who requests it from the Company.

Meetings of the Board of Directors and Committees

The Board of Directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The charters for the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee can be found on the Company’s website at www.innovaro.com. During fiscal year ended December 31, 2012, the Board of Directors held eighteen board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and applicable committee meetings on which each director served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Each of the directors, except for John Micek was present at the Company’s 2012 Annual Meeting of Stockholders.

Membership on Board Committees

This table lists the three committees of the Board of Directors, the directors who currently serve on them, and the number of committee meetings held in 2012.

Audit Committee (5 meetings)	Compensation Committee (1 meetings)	Nominating and Corporate Governance Committee (1 meeting)
Mr. Berset (Chair)	Mr. Berset	Mr. Radcliffe (Chair)

Mr. Radcliffe	Mr. Radcliffe (Chair)	Mr. Berset

Audit Committee

The responsibilities of the Audit Committee are described in the Audit Committee’s charter. The Audit Committee provides assistance to the Board of Directors by:

—	monitoring the integrity of the consolidated financial statements of the Company;

—	monitoring compliance by the Company with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics; and

—	evaluating and monitoring the qualifications, independence and performance of the Company’s registered independent public accounting firm.

All members of the Audit Committee are independent directors. The Board of Directors has determined that Mr. Berset is an “audit committee financial expert,” as defined by Item 407 of Regulation S-K under the Exchange Act.

Report of the Audit Committee

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls, and audit functions. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s 2012 audited consolidated financial statements with management.

The Audit Committee discussed with the registered independent public accounting firm, Warren Averett LLC (formerly Pender Newkirk & Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received from Warren Averett LLC the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the firm’s communications with the audit committee concerning independence from the Company and its management. In addition, the Audit Committee has discussed with Warren Averett LLC the firm’s independence from the Company and its management.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

The Audit Committee

Mark Berset, Chairman
Mark Radcliffe

Compensation Committee

All members of the Compensation Committee are independent directors. The Compensation Committee operates pursuant to a charter approved by the Board of Directors. The Compensation Committee reviews and approves annual salaries and bonuses for all officers, reviews, approves and recommends to the Board of Directors the terms and conditions of any employee benefit plans or changes thereto, administers the Company’s stock option plans. The processes and procedures by which the Compensation Committee considers and determines executive officer compensation are described in the Compensation Discussion and Analysis section included in this proxy statement. While the Compensation Committee oversees the Company’s executive compensation program, the Nominating and Governance Committee has the authority to oversee the compensation and benefits of non-employee directors and make recommendations on such matters to the Board of Directors for approval.

Nominating and Corporate Governance Committee

All members of the Nominating and Corporate Governance Committee are independent directors. The Nominating and Corporate Governance Committee has the responsibility of recommending to the Board of Directors nominees to fill vacancies in the Board of Directors, strengthening the Board of Directors’ oversight of management, and monitoring compliance with the Company’s corporate governance guidelines. The Company’s corporate governance guidelines are available on the Company’s website at www.innovaro.com. The Nominating and Corporate Governance Committee also has the responsibility for providing the evaluation of director performance, bringing to the Board of Directors recommendations for the membership of the committees of the Board of Directors, and recommending to the Board of Directors a successor to the Chief Executive Officer when a vacancy occurs through retirement or otherwise.

Executive Officers

The following information pertains to the Company’s executive officer who is not a director or director nominee of the Company.

Carole R. Wright, C.P.A., 51, has served as the Company’s Secretary and Treasurer since June 1999 and as the Company’s Chief Financial Officer since March 2003. Ms. Wright also served as Chief Financial Officer of the Company from June 1999 until February 2001. Ms. Wright has been a partner with Myers & Wright, P.A., an accounting firm located in Tampa, Florida, for over twenty-six years. She received her Bachelor of Science degree in accounting from the University of Tampa.

SECURITY OWNERSHIP

The following table sets forth certain information as of April 12, 2013, with respect to the beneficial ownership of the Company’s common stock by (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (ii) each of the Company’s executive officers and director nominees and (iii) all of the Company’s executive officers and director nominees as a group. A person has beneficial ownership over shares of the Company’s common stock if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as described below.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage Beneficially Owned

Directors:
Mark Berset	460,676(2)	2.8%
Asa Lanum	265,000(3)	1.6%
John Micek III	136,741(4)	*
Mark Radcliffe	130,420(5)	*

Executive Officers:
Carole R. Wright	105,750(6)	*

Other:
JJJ Family LLLP, P.O. Box 447, Odessa, Florida 33556	1,103,915	6.8%
All directors, executive officers and others as a group	2,202,502	13.6%
*	Less than 1%.

(1)	Unless otherwise indicated, the address of each person listed in this table is c/o Innovaro, Inc., 2109 Palm Avenue, Tampa, Florida 33605.

(2)	Includes 105,000 shares of common stock issuable upon exercise of options held by Mr. Berset, 310,676 shares of common stock held by Mr. Berset and his wife, jointly by the entireties, 35,000 shares of common stock held by Mr. Berset and 10,000 shares held by his wife.

(3)	Includes 265,000 shares of common stock issuable upon exercise of options held by Mr. Lanum.

(4)	Includes 80,000 shares of common stock issuable upon exercise of options held by Mr. Micek, 37,241 shares of common stock held by Mr. Micek and 19,500 shares held by Silicon Prairie Partners, LP. Mr. Micek is the managing director of Silicon Prairie Partners, LP.

(5)	Includes 31,670 shares of common stock issuable upon exercise of options held by Mr. Radcliffe and 98,750 shares of common stock held by Mr. Radcliffe.

(6)	Includes 90,000 shares of common stock issuable upon the exercise of options held by Ms. Wright,

1,750 shares of common stock held by Ms. Wright’s IRA and 14,000 shares of common stock held in the name of Myers and Wright, PA, an accounting firm of which Ms. Wright is a partner.

(7)	JJJ Family LLLP filed a Schedule 13G on October 9, 2012. The beneficial ownership information presented is based solely on the Schedule 13G.

DIRECTOR COMPENSATION

The following table sets forth compensation that the Company paid during the fiscal year ended December 31, 2012 to its non-employee directors. The Company does not separately compensate directors who are employees for services as a director.

Fees payable to the non-employee directors for serving in the various positions on the Board of Directors were as follows for the fiscal year ended December 31, 2012:

Position	(1)
Director Annual Retainer Fees	$6,000
Chairman of the Board	39,000
Audit Committee Member	5,000
Audit Committee Chairman	10,000
Compensation Committee Member	1,500
Compensation Committee Chairman	3,750
Nominating and Corporate Governance Committee Member	1,500
Nominating and Corporate Governance Committee Chairman	3,750

(1) In July 2012, the Board of Directors voted to discontinue the accrual and payment of all Board fees until further notice; therefore, only 6 months of the Board of Director’s annual fees were earned in 2012.

Non-employee directors are also eligible for stock option awards under the Company’s Equity Compensation Plan. Directors are also reimbursed for travel and out-of-pocket expenses incurred in connection with their service. The Company does not provide retirement benefits, perquisites or other benefits to non-employee directors. The Company paid compensation to its non-employee directors as follows for the fiscal year ended December 31, 2012.

Name and Position	Fees Earned (1)	Stock Awards (6)(9)	Option Awards (7)(8)(9)	All Other Compensation	Total
Mark Berset
Director	14,750(2)	3,350	41,927	--
John Micek III
Director	6,000(3)	3,350	41,927	--
Charles Pope
Chairman of the Board	50,500(4)	--	--	--
Mark Radcliffe
Director	11,250(5)	3,350	41,927	--

(1)	The Board of Directors did not receive any cash payments for the fees earned during the year ended December 31, 2012. Each Director received payment for 60% of the fees earned from October 1, 2011 to

June 30, 2012 in shares of the Company’s common stock during 2012. There are $49,500 of Board of Director fees earned that remain unpaid as of April 12, 2013
(2)	Mr. Berset received 21,856 shares of the Company’s common stock in lieu of payment of 60% of his Board fees earned for services from October 1, 2011 to June 30, 2012.
(3)	Mr. Micek received 8,891 shares of the Company’s common stock in lieu of payment of 60% of his Board fees earned for services from October 1, 2011 to June 30, 2012.
(4)	Mr. Pope received 74,826 shares of the Company’s common stock in lieu of payment of 60% of his Board fees earned for services from October 1, 2011 to June 30, 2012.
(5)	Mr. Radcliffe received 16,670 shares of the Company’s common stock in lieu of payment of 60% of his Board fees earned for services from October 1, 2011 to June 30, 2012.
(6)	On July 9, 2010, the Board of Directors voted to issue all non-employee directors 5,000 shares of restricted stock for each full year of service on the second Tuesday in September of every year. Each non-employee director received 5,000 shares of restricted stock on November 19, 2012. Mr. Pope resigned prior to the issuance of the restricted stock for 2012.
(7)	On July 9, 2010, the Board of Directors voted to issue all non-employee directors 5,000 shares of restricted stock for each full year of service on the second Tuesday in September of every year. Each non-employee director received 5,000 shares of restricted stock on November 19, 2012. Mr. Pope resigned prior to the issuance of the restricted stock for 2012.
(8)	On November 13, 2012 the Board of Directors voted to issue options to purchase 200,000 shares of common stock in lieu of cash compensation for their Board service, with options to purchase 80,000 shares of common stock vested at the time of grant and an option to purchase an additional 40,000 shares of common stock vesting on each anniversary of the grant for three consecutive years.
(9)	Amounts shown are the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation – Stock Compensation. For a discussion of the assumptions made in such valuation, see Note (13) to the Company’s 2012 audited consolidated financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2013.
(10)	The aggregate number of vested and unvested restricted stock awards and stock options outstanding for each of our directors as of December 31, 2012 is provided in the table below:

Director	Number of Vested and Unvested Restricted Stock Awards Outstanding	Number of Options Outstanding
Mark Berset (11)	15,000	225,000
John Micek (11)	15,000	200,000
Charles Pope (10)	5,000	--
Mark Radcliffe (11)	15,000	225,000

(10)	Charles Pope resigned from the Company’s Board of Directors on August 9, 2012 prior to the vesting of the September 2011- 5,000 restricted stock award and prior to the issuance of the restricted stock grant for 2012.
(11)	All non-employee directors own 15,000 shares of restricted stock. 5,000 vested each on September 14, 2011 and September 21, 2012; the remaining 5,000 shares will vest on September 14, 2013

PROPOSAL 1: ELECTION OF DIRECTORS

Directors are elected for a term of one year expiring at the following annual meeting of stockholders. Directors serve until their successors are elected and qualified. Four current directors, Mark Berset, Asa Lanum, John Micek III, and Mark Radcliffe have been nominated by the Board of Directors for election for a one-year term expiring in 2014. Each person being nominated as a director has agreed to serve as a director if elected and has consented to be named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Voting for Directors

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the four (4) nominees as directors. This means that the four (4) nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.

A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons nominated as replacements. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation following certification of the stockholder vote.

The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board of Directors. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote.

Thereafter, the Board of Directors will promptly disclose its decision-making process and decision regarding whether to accept the director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC.

Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board of Directors’ action regarding whether to accept the resignation offer.

However, if each member of the Nominating and Corporate Governance Committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them.

However, if the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

Information about the Nominees

Set forth below is information, as of April 12, 2013, regarding each individual who is being nominated for election as a director by the stockholders at the Meeting, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. As the information that follows indicates, each nominee brings strong and unique experience, qualifications, attributes, and skills to the Board of Directors. This provides the Board of Directors, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The business address of each nominee and director listed below is c/o Innovaro, Inc., 2109 Palm Avenue, Tampa, Florida 33605.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated each of the following five persons to be elected to serve as a director for a one-year term expiring at the Annual Meeting of Stockholders in 2014. Each of the nominees for election currently serves as a director and has consented to serve for a new term. Each of Mr. Berset, Mr. Lanum, Mr. Micek, and Mr. Radcliffe was elected by our stockholders at the Company’s annual meeting of the stockholders in 2012 to his present term of office.

Name	Age	Position with Us
Mark Berset	67	Director
Asa Lanum	65	Director / CEO / Chairman of the Board
John Micek	61	Director
Mark Radcliffe	62	Director

Mark Berset has served as a director of the Company since July 2009. Mr. Berset has served as the Chief Executive Officer of Comegys Insurance, a family owned insurance agency for 20 years. Mr. Berset is also the Chief Executive Officer of the Strategic Agency Network of Florida. He is past board of director member at Northstar Bank Holding Company and the immediate past President of the Bayfront Hospital Foundation in St. Petersburg, Florida where he continues to serve as a member of its Board. Mr. Berset received a Bachelor’s degree in Business Economics from St. Ambrose University and a Master’s degree in Business Management from Georgia State University. As the founder and CEO of a highly successful enterprise, Mr. Berset brings to the Board of Directors a strong entrepreneurial awareness, a keen insight into financial affairs and practical management skills.

Asa Lanum has served as the Company’s Interim Chief Executive Officer since August 2010 and Chief Executive Officer and director since April 18, 2011. Mr. Lanum was a Managing Principal and senior technology principal with The CTO Group, a consulting firm. Previously he was President and CEO of FORTEL Inc. (NASD – FRTL), an independent software vendor specializing in service level management. Prior to FORTEL he was Senior Vice President Advanced Systems and Chief Technology Officer for OpenVision Technologies, a premier supplier of integrated systems and network management software. Before joining OpenVision, Mr. Lanum was a co-founder and CEO of Enterprise Technology, Inc., a developer of Intel-based closely-coupled distributed multiprocessor UNIX server clusters. He has held a number of executive positions within the computer industry at Sun Microsystems, ICL Ltd., Pansophic Systems and Amdahl. Mr. Lanum holds a Bachelors degree from The State University of New York. Mr. Lanum has served the IT community for over 35 years and has been responsible for establishing IT Strategy, Enterprise architectures and SDLC processes for global IT organizations. Mr. Lanum has introduced and managed numerous successful hardware and software products in the computer industry.

Mr. Lanum brings to the Board of Directors extensive knowledge and experience in the information technology industry as well as strong leadership and managerial skills.

John Micek III, J.D., has served as a director of the Company since June 2001. Say that silicon prairie partners was through 2010. Since 2011 has served as CFO of Enova Systems, a developer of drive systems and components for the electric vehicle markets. From 2000 through 2010, he was a managing director of Silicon Prairie Partners, LP, a venture fund. Since September 1998, Mr. Micek has also served as a board member of JAL Enterprises (formerly Universal Assurors, Inc.), a member company of Universal Group, Inc., a Midwest group of insurance companies. From July 1997 to July 1998, he served as Chief Operating Officer for Protozoa, Inc., a digital media and animation company. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc., a developer and manufacturer of digital power management and conversion systems for mobile and stationary applications. He also serves as a director of Armanino Foods of Distinction, Inc., a public company that produces and markets frozen and refrigerated food products. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco, School of Law in 1979. Mr. Micek brings to the Board of Directors public company board experience, knowledge and experience in corporate law, and financial and managerial expertise.

Mark F. Radcliffe, J.D., has served as a director of the Company since February 2010. Mr. Radcliffe is currently a Partner at DLA Piper, a law firm, specializing in strategic intellectual property advice, software licensing, Internet licensing, copyright and trademark, private financing and corporate partnering for over 30 years. He graduated magna cum laude from the University of Michigan and went on to Harvard University for his law degree. In 1998, Harvard Law School honored Mr. Radcliffe by naming him a “Distinguished Alumni”. Mr. Radcliffe was named in The Best Lawyers in America and also as one of Northern California’s Top 100 intellectual property lawyers. In 2009, 2010, and 2011, Intellectual Asset Magazine named Mr. Radcliffe as one of its IAM250: Leading Global IP Strategists. Mr. Radcliffe is the author of numerous articles as well as several books including the Internet Law and Business Handbook in 2000. Mr. Radcliffe brings experience and understanding in strategic intellectual property advice, software licensing, internet licensing, copyright and trademark, private financing and corporate partnering, as well as a unique perspective on legal matters, to the Board of Directors.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected Warren Averett LLC (formerly Pender Newkirk & Company LLP ) as our independent registered public accounting firm for fiscal year ending December 31, 2013 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting. Warren Averett LLC has audited our financial statements since September 16, 2003.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select Warren Averett LLC as our independent registered public accounting firm, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Warren Averett LLC as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for the fiscal year ending December 31, 2013. If the stockholders do not ratify the selection of Warren Averett LLC, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select Warren Averett LLC notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Warren Averett LLC is ratified, the Audit Committee will continue to conduct an ongoing review of Warren Averett LLC’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Warren Averett LLC at any time.

Warren Averett LLC has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is expected that a representative of Warren Averett LLC will be present, will have the opportunity to make a statement if he or she so desires, and will be available to answer questions at the Meeting.

Fees Billed to the Company by Registered Independent Public Accounting Firm

The following are aggregate fees billed to the Company by Warren Averett LLC for the fiscal years ending December 31, 2012 and 2011:

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011
Audit Fees	$135,000	$ 155,000
Audit-Related Fees	--	--
Tax Fees	30,000	30,000
All Other Fees	--	--
Total Fees	$165,000	$185,000

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent auditors in connection with statutory and regulatory findings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, registration statements, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  All other fees consist of fees for products and services other than the services reported.

Policy on Pre-Approval of Services Provided by Registered Independent Public Accounting Firm

In accordance with its charter, the Audit Committee’s policy is to expressly pre-approve all audit and permissible non-audit services provided by the Company’s registered independent public accounting firm before the registered independent public accounting firm is engaged by the Company to provide any such services. These services may include audit services, audit-related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service and is subject to a specific budget. The Audit Committee limits the engagement by the Company of Warren Averett LLC for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. During the fiscal year ended December 31, 2012, all services provided by Warren Averett LLC were pre-approved by the Audit Committee in accordance with this policy.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Warren Averett LLC as the registered independent public accounting firm of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF WARREN AVERETT LLC AS THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s rules. Although the vote is not binding, our Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

We are asking our shareholders to indicate their support for the compensation paid to our named executive officers, as described in the proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

This is an advisory vote and does not require a minimum number of votes. However,

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY

OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our executive officers named in our executive officer compensation disclosure in accordance with the rules of the U.S. Securities and Exchange Commission. By voting with respect to this proposal, our stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two or three years.

Our Board of Directors has considered the advantages and disadvantages of the frequency of the say-on-pay vote. Due to the Company being a “Smaller Reporting Company”, our Board of Directors believes that a three year advisory vote on executive compensation would be the most meaningful for our Board of Directors and our Compensation Committee and best serves the interests of our Company and its shareholders.

We will consider shareholders to have expressed a preference for the frequency that receives the largest number of favorable votes. Our Board of Directors also may from time to time decide that it is in the best interests of our company and its shareholders to hold the frequency vote more or less frequently than the non-binding option preferred by our shareholders.

This is an advisory vote and does not require a minimum number of votes. However,

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT

STOCKHOLDERS VOTE “THREE YEARS” ON THE PROPOSAL TO

DETERMINE THE FREQUENCY OF SAY-ON-PAY.

EXECUTIVE COMPENSATION

Committee and makes recommendations to the Compensation Committee with respect to the appropriate base salary, annual cash bonus and grants of long-term equity incentive awards for all executive officers, excluding himself or herself. Based in part on these recommendations from the Company’s chief executive officer and other considerations, the Compensation Committee approves the annual compensation package of the Company’s executive officers other than the Company’s chief executive officer. The Compensation Committee also annually analyzes the chief executive officer’s performance and determines his or her salary, annual cash bonus and grants of long-term equity incentive awards.

Although the Compensation Committee has not retained a compensation consultant to review its policies and procedures with respect to executive compensation, it has informally considered the competitive market practices with respect to the salaries and total compensation paid by other similarly-sized companies to their executive officers. In this regard, the Compensation Committee reviewed annual reports on Form 10-K and similar information of other similarly-sized companies.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the Company’s named executive officers for the fiscal years ended December 31, 2012 and 2011. The Company’s named executive officers include its Chief Executive Officer, Chief Financial Officer and one other most highly compensated executive officers.

Name and Principal Position	Year	Salary	Option Awards(1)	All Other Compensation	Total
Asa Lanum Interim Chief Executive Officer	2012	$216,346(2)	$69,690(4)	$ --	$286,036
	2011	$225,000(3)	$407,529(5)	$135,654(3)	$768,163
Carole R. Wright Chief Financial Officer, Treasurer and Corporate

Secretary	2012	$115,347 (6)	$34,845(7)	$4,000 (9)	$154,192
	2011	$196,154	$60,227(8)	$8,154 (9)	$264,535
Sam Reiber (10) Vice President, General Counsel and Chief Compliance Officer	2012	$59,516	$11,615	$2,028 (9)	$73,159
	2011	$95,000	$ --	$3,946 (9)	$98,946

(1)	Amounts shown are the aggregate grant date fair value of awards granted during the year computed in accordance with ASC Topic 718. For a discussion of the assumptions made in such valuation, see Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2013.

(2)	Effective April 17, 2011, Mr. Lanum was hired as the Company’s permanent Chief Executive Officer at a salary at $325,000 per annum. During the year ended December 31, 2012, Mr. Lanum elected to defer payment of $75,000 of his salary, of which $75,000 and an additional $34,000 of his remaining salary was unpaid as of April 12, 2013 as a result of the Company’s reduced cash flow.

(3)	Of this amount $77,000 was paid to The CTO Group in order to retain the services of Mr. Lanum as interim Chief Executive Officer. Mr. Lanum received $29,923 in reimbursed living expenses. Mr. Lanum also received $28,731 in reimbursed relocation costs. Mr. Lanum was hired as the permanent CEO and began to draw salary at $325,000 per annum effective April 17, 2012.

(4)	On November 19, 2012, Mr. Lanum was granted 300,000 incentive stock options at the close of market price on that day of $0.41.

(5)	On April 18, 2011, Mr. Lanum was granted 240,000 non-qualified options at the close of market price on that day of $2.40. Mr. Lanum was also granted 100,000 incentive stock options on April 18, 2011 at the close of market price on that day of $2.40.

(6)	As of April 12, 2013, $20,200 of Ms. Wright’s salary for the year ended December 31, 2012 remained unpaid as a result of the Company’s reduced cash flow.

(7)	On November 19, 2012, Ms. Wright was granted 150,000 incentive stock options at the close of market price on that day of $0.41.

(8)	On June 7, 2011, Ms. Wright was granted 60,000 incentive stock options at 110% of the close of market price on that day of $2.34.

(9)	This amount relates to the Company’s matching contribution made on behalf of the named executive officer under the Company’s Simple IRA Plan.

(10)	Mr. Reiber retired from the Company in March 2013. He continues to serve in an advisory capacity.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents the stock option awards outstanding as of December 31, 2012 for each of the Company’s named executive officers.

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Carole R. Wright	37,500 (1) 15,000(2) 37,500(3)	12,500 45,000 112,500	$5.05 $2.34 $0.41	6/15/2016 6/7/2018 11/19/2019
Sam Reiber	25,000 (4)	25,000	$5.05	6/15/2016
	12,500(5)	12,500	$0.77	12/3/2017
	12,500(6)	37,500	$0.41	11/19/2019
Asa Lanum	25,000 (7)	75,000	$2.40	4/18/2018
	90,000 (8)	--	$2.40	4/18/2018
	37,500 (9)	112,500	$2.40	4/18/2018
	75,000 (10)	225,000	$0.41	11/19/2019

(1)	Options to purchase these shares of common stock vest 25% on each anniversary of the grant date of June 15, 2009 for four consecutive years. Options to purchase 37,500 shares have vested.

(2)	Options to purchase these shares of common stock vest 25% on each anniversary of the grant date of June 7, 2011 for four consecutive years. Options to purchase 15,000 shares have vested.

(3)	Options to purchase these shares of common stock vest 25% on date of grant and 25% on each anniversary of the grant date of November 19, 2012 for three consecutive years. Options to purchase 37,500 shares have vested

(4)	Options to purchase these shares of common stock vest 25% on each anniversary of the grant date of June 15, 2009 for four consecutive years. Options to purchase 25,000 shares have vested.

(5)	Options to purchase these shares of common stock vest 25% on each anniversary of the grant date of December 3, 2010 for four consecutive years. Options to purchase 12,500 shares have vested.

(6)	Options to purchase these shares of common stock vest 25% on date of grant and 25% on each anniversary of the grant date of November 19, 2012 for three consecutive years. Options to purchase 12,500 shares have vested

(7)	Options to purchase these shares of common stock vest 25% on each anniversary of the grant date of April 18, 2011 for four consecutive years. Options to purchase 25,000 shares have vested

(8)	Options to purchase these shares of common stock vest immediately on the grant date of April 18, 2011. Options to purchase 90,000 shares have vested

(9)	Options to purchase these shares of common stock vest 25% on date of grant and 25% on each anniversary of the grant date of November 19, 2012 for three consecutive years. Options to purchase 75,000 shares have vested

OPTION EXERCISES AND STOCK VESTED

None of the Company’s named executive officers exercised options during the year ended December 31, 2012. In addition, 15,000 shares of restricted stock vested during December 31, 2012.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table quantifies the potential payments and benefits upon termination of the Company for each of the named executive officers with an employment agreement, assuming the officer’s employment terminated on December 31, 2012, given the officer’s compensation and service level as of that date. Due to the number of factors that affect these calculations, including the price of the Company’s common stock, any actual amounts paid or distributed may be different.

None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

Review, Approval or Ratification of Transactions with Related Parties

The Audit Committee of the Board of Directors reviews and approves any transactions with related parties (as such term is defined in Item 404 of Regulation S-K). Such requirement is set forth in the Audit Committee’s charter.

In addition, the Company’s Code of Business Conduct and Ethics, which is annually reviewed and approved by the Board of Directors and acknowledged in writing by all employees, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, Form 4 filings for John Micek, Mark Berset and Mark Radcliffe for the occurrence dated September 11, 2012 which were filed late on November 2, 2012

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

2014 ANNUAL MEETING OF STOCKHOLDERS

The Company expects that the 2014 Annual Meeting of Stockholders will be held in June 2014, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Tampa, Florida and, in accordance with Rule 14a-8 under the Exchange Act, the Company must receive the proposal on or before December 30, 2013, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

The Company’s stockholders are advised that currently there is no deadline for providing the Company timely notice of any stockholder proposal to be submitted at the Company’s 2014 Annual Meeting of Stockholders that is not sought to be included in the Company’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. However, Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter 45 days before the date corresponding to the date the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders. Accordingly, for the Company’s 2014 Annual Meeting of Stockholders, if stockholders do not submit written notice to the Company’s Corporate Secretary, on or before March 14, 2014, the Company may exercise discretionary voting authority under the proxies it solicits in accordance with its best judgment on any stockholder proposal presented at such meeting.

You are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ Carole R. Wright
Carole R. Wright
Corporate Secretary

Tampa, Florida

April 25, 2013

INNOVARO, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Asa Lanum and Mark Berset, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Innovaro, Inc., 2109 East Palm Ave. Tampa, Florida 33605 on June 7, 2013 at 9:00 a.m., local time, and at all adjournments thereof, as indicated on this proxy.

1.      To elect and to serve as directors (except as marked to the contrary) for the Company for a one year term expiring in 2014 or until their successors are elected and qualified:

Mark Berset	FOR [ ]	WITHHOLD [ ]
Asa Lanum	FOR [ ]	WITHHOLD [ ]
John Micek III	FOR [ ]	WITHHOLD [ ]
Mark F. Radcliffe	FOR [ ]	WITHHOLD [ ]

2.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

To ratify the selection of Warren Averett LLC to serve as the registered independent public accounting firm for the Company for the year ending December 31, 2013; and

3.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

Non-binding advisory vote on the compensation of the Company’s named executive officers; and

4.	1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN [ ]

Non-binding advisory vote on the frequency of future shareholder advisory votes on executive compensation; and

If any other business is presented at the Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Meeting to another time and/or place for the purpose of soliciting additional proxies.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

Dated

Signature

Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.